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                                                             Exhibit 99.cert.906

FORM N-CSR ITEM 11(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The  undersigned   hereby  certify  in  their  capacity  as  Treasurer  and
President, respectively, of Virginia Municipals Portfolio (the "Portfolio"), that:

 (a) the Semi-Annual Report of the Portfolio on Form N-CSR for the period ended February 29, 2004 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

 (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Portfolio for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE PORTFOLIO AND WILL BE RETAINED BY THE PORTFOLIO AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Date: April 20, 2004
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/s/ Barbara E. Campbell
------------------------
Barbara E. Campbell
Treasurer

Date: April 20, 2004
      --------------

/s/ Thomas J. Fetter
------------------------
Thomas J. Fetter
President